CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☒ other VLPA ("Agreement"), dated September 30, 2011, on property known as Tussing Ranch Road Lot, Apple Valley CA 92308 ("Property"), in which Coronus Energy Corp. is referred to as ("Buyer") and Mohamad Kotob is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to March 7, 2012 (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______.
3. **OTHER EXTENSION(S):** The time for ______ is/are extended to ______ (Date).
4. **ADDITIONAL TERMS:** Subject to Coronus board of director approval on or before February 29, 2012

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X Per: [signature] Date 02/02/2012
Coronus Energy Corp. Suite 110

Buyer ______ Date ______

Seller X [signature] Date ______
Mohamad Kotob

Seller ______ Date ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia, CA 92392